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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2003
                                                         -----------------


                               Acuity Brands, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-16583
                                    ---------
                            (Commission File Number)


                                   58-2632672
                                   ----------
                      (IRS Employer Identification Number)


             1170 Peachtree St., N.E., Suite 2400, Atlanta, GA 30309
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (404) 853-1400
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

      EXHIBIT NO.                              DESCRIPTION

         99.1             Press release, issued by Acuity Brands, Inc. on
                          December 18, 2003.



Item 12. Results of Operations and Financial Condition.

         Attached hereto is a press release issued by Acuity Brands, Inc. (the "Registrant") on December 18, 2003. A copy of the press release is furnished as
Exhibit 99.1 hereto and is incorporated herein by reference.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 18, 2003



                                        ACUITY BRANDS, INC.



                                        By: /s/ Vernon J. Nagel
                                           -------------------------------------
                                            Vernon J. Nagel
                                            Executive Vice President and Chief
                                              Financial Officer



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